Exhibit 99(a)(2)


                            [LETTERHEAD OF KPMG LLP]


                          Independent Auditors' Report



The Board of Directors
Citicorp Mortgage, Inc.
12855 North Outer Forty Drive
St. Louis, Missouri 63141

Bank One Trust Company, NA
1080 Oliver Road
Monroe, Louisiana 71201

Citibank, N.A.
399 Park Avenue
New York, New York 10043

We have audited the consolidated financial statements of Citicorp Mortgage, Inc. (an indirect wholly owned subsidiary of Citigroup) and subsidiaries (the Company) as of and for the year ended December 31, 1999, and have issued our report thereon dated March 10, 2000. We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

In connection with our audit, we noted no instances of noncompliance that are required to be reported herein under the requirements applicable to HUD-approved Title II non-supervised mortgagees and, as specified in the Consolidated Audit Guide for Audits of HUD Programs (the Guide), issued by the U.S. Department of Housing and Urban Development, Office of the Inspector General in August 1997 insofar as they relate to accounting matters related to the Mortgage Pass-Thru Certificates referred to in Exhibit I. However, our audit was not directed primarily toward obtaining knowledge of such noncompliance.

This report is intended for the information and use of the Board of Directors, management of the Company, Bankers Trust Company, State Street Bank and Trust Company, and The Bank of New York and is not intended to be and should not be used by anyone other than those specified parties.


                                                  /s/ KPMG LLP
                                                  ------------

March 10, 2000

                                                                      Exhibit I

                     CITICORP MORTGAGE INC. AND SUBSIDIARIES
               (An Indirect Wholly Owned Subsidiary of Citigroup)
                       Mortgage Pass-Through Certificates
                                December 31, 1999


Citibank, N.A.                                                  Series 1983-B
Citibank, N.A.                                                  Series 1985-K
Citibank, N.A.                                                  Series 1986-J
Citibank, N.A.                                                  Series 1986-P
Citibank, N.A.                                                  Series 1986-S
Citibank, N.A.                                                  Series 1987-A
Citibank, N.A.                                                  Series 1987-B
Citibank, N.A.                                                  Series 1987-D
Citibank, N.A.                                                  Series 1987-E
Citibank, N.A.                                                  Series 1987-F
Citibank, N.A.                                                  Series 1989Co/op

Citicorp Mortgage Securities, Inc.                              Series 1987-1
Citicorp Mortgage Securities, Inc.                              Series 1987-3
Citicorp Mortgage Securities, Inc.                              Series 1987-10

Citicorp Mortgage Securities, Inc.
          Citibank, N.A.                                        Series 1987-13A

Citicorp Mortgage Securities, Inc.
     Citibank, N.A.                                             Series 1987-20A

Citicorp Mortgage Securities Inc.
     Citicorp Mortgage, Inc.                                    Series 1988-1A

Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1988-6A
     Citibank, N.A.                                             Series 1988-6B

Citicorp Mortgage Securities, Inc.                              Series 1988-8

Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1988-10A
     Citibank, N.A.                                             Series 1988-10B
     Citicorp Savings of Florida, A Federal S&L Assoc.          Series 1988-10C

Citicorp Mortgage Securities, Inc.                              Series 1988-11

Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1988-13A
     Citibank, N.A.                                             Series 1988-13B
     Citicorp Savings of Illinois, A Federal S&L Assoc.         Series 1988-13C

Citicorp Mortgage Securities, Inc.                              Series 1988-15

                                                                Exhibit I Cont.

Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1988-16A
     Citibank, N.A.                                             Series 1988-16B
     Citicorp Savings of Florida, A Federal S&L Assoc.          Series 1988-16C

Citicorp Mortgage Securities, Inc.                              Series 1988-17

Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1988-18A
     Citibank, N.A.                                             Series 1988-18B

Citicorp Mortgage Securities, Inc.                              Series 1988-20

Citicorp Mortgage Securities, Inc.                              Series 1989-1

Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1989-5A
     Citibank, N.A.                                             Series 1989-5B

Citicorp Mortgage Securities, Inc.                              Series 1989-6

Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1989-8A
     Citibank, N.A.                                             Series 1989-8B

Citicorp Mortgage Securities, Inc.                              Series 1989-12

Citicorp Mortgage Securities, Inc.                              Series 1989-13

Citicorp Mortgage Securities,Inc.                               Series 1989-16

Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1989-A1
     Citibank, N.A.                                             Series 1989-A2
     Citicorp Savings of Florida, A Federal S&L Assoc.          Series 1989-A3
     Citicorp Savings of Illinois, A Federal S&L Assoc.         Series 1989-A4

Citicorp Mortgage Securities, Inc.                              Series 1989-19

                                                                Exhibit I Cont.

Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1989-C1
     Citibank, N.A.                                             Series 1989-C2
     Citicorp Savings of Illinois, A Federal S&L Assoc.         Series 1989-C3
     Citicorp Savings of California, A Federal S&L Assoc.       Series 1989-C4


Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1989-D1
     Citibank, N.A.                                             Series 1989-D2
     Citicorp Savings of California, A Federal S&L Assoc.       Series 1989-D3

Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1990-5A
     Citibank, N.A.                                             Series 1990-5B
     Citibank, Federal Savings Bank                             Series 1990-5C

Citibank Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1990-7A
     Citibank, N.A.                                             Series 1990-7B
     Citibank, Federal Savings Bank                             Series 1990-7C
     Citibank, Federal Savings Bank                             Series 1990-7D

Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1990-8A
     Citibank, N.A.                                             Series 1990-8B
     Citibank, Federal Savings Bank                             Series 1990-8C
     Citibank, Federal Savings Bank                             Series 1990-8D

Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1990-9A
     Citibank, N.A.                                             Series 1990-9B
     Citibank, Federal Savings Bank                             Series 1990-9C
     Citibank, Federal Savings Bank                             Series 1990-9D

Citicorp Mortgage Securities, Inc.

     Citicorp Mortgage, Inc.                                    Series 1990-11A
     Citibank, N.A.                                             Series 1990-11B
     Citibank, Federal Savings Bank                             Series 1990-11C
     Citibank, Federal Savings Bank                             Series 1990-11D
     Citibank, Federal Savings Bank                             Series 1990-11E

                                                                Exhibit I Cont.

Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1990-12A
     Citibank, N.A.                                             Series 1990-12B
     Citibank, Federal Savings Bank                             Series 1990-12C

Citicorp Mortgage Securities, Inc.                              Series 1990-14
Citicorp Mortgage Securities, Inc.                              Series 1990-16
Citicorp Mortgage Securities, Inc.                              Series 1990-17
Citicorp Mortgage Securities, Inc.                              Series 1990-18

Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1990-B1
     Citibank, N.A.                                             Series 1990-B2
     Citibank, Federal Savings Bank                             Series 1990-B3

Citicorp Mortgage Trust III
     Citicorp Mortgage, Inc.                                    Series 1990-IIIA
     Citibank, N.A.                                             Series 1990-IIIB
     Citicorp Savings of California, A Federal S&L Assoc.       Series 1990-IIIC

Citicorp Mortgage Trust IV
     Citicorp Mortgage, Inc.                                    Series 1990-IVA
     Citibank, N.A.                                             Series 1990-IVB
     Citibank, Federal Savings Bank                             Series 1990-IVC
     Citibank, Federal Savings Bank                             Series 1990-IVD
     Citibank, Federal Savings Bank                             Series 1990-IVE

Citicorp Mortgage Securities, Inc.                              Series 1991-4
Citicorp Mortgage Securities, Inc.                              Series 1991-5
Citicorp Mortgage Securities, Inc.                              Series 1991-6
Citicorp Mortgage Securities, Inc.                              Series 1991-7
Citicorp Mortgage Securities, Inc.                              Series 1991-9
Citicorp Mortgage Securities, Inc.                              Series 1991-13
Citicorp Mortgage Securities, Inc.                              Series 1991-14
Citicorp Mortgage Securities, Inc.                              Series 1991-16
Citicorp Mortgage Securities, Inc.                              Series 1991-17

Citicorp Mortgage Securities, Inc.                              Series 1991-A

Citicorp Mortgage Securities, Inc.                              Series 1992-1
Citicorp Mortgage Securities, Inc.                              Series 1992-3

                                                                Exhibit I Cont.

Citicorp Mortgage Securities, Inc.                              Series 1992-4
Citicorp Mortgage Securities, Inc.                              Series 1992-5
Citicorp Mortgage Securities, Inc.                              Series 1992-7
Citicorp Mortgage Securities, Inc.                              Series 1992-8
Citicorp Mortgage Securities, Inc.                              Series 1992-9
Citicorp Mortgage Securities, Inc.                              Series 1992-10
Citicorp Mortgage Securities, Inc.                              Series 1992-11
Citicorp Mortgage Securities, Inc.                              Series 1992-12
Citicorp Mortgage Securities, Inc.                              Series 1992-13
Citicorp Mortgage Securities, Inc.                              Series 1992-14
Citicorp Mortgage Securities, Inc.                              Series 1992-15
Citicorp Mortgage Securities, Inc.                              Series 1992-16
Citicorp Mortgage Securities, Inc.                              Series 1992-17
Citicorp Mortgage Securities, Inc.                              Series 1992-18
Citicorp Mortgage Securities, Inc.                              Series 1992-19
Citicorp Mortgage Securities, Inc.                              Series 1992-20

Citicorp Mortgage Securities, Inc.                              Series 1993-1
Citicorp Mortgage Securities, Inc.                              Series 1993-2
Citicorp Mortgage Securities, Inc.                              Series 1993-3
Citicorp Mortgage Securities, Inc.                              Series 1993-4
Citicorp Mortgage Securities, Inc.                              Series 1993-5
Citicorp Mortgage Securities, Inc.                              Series 1993-6
Citicorp Mortgage Securities, Inc.                              Series 1993-7
Citicorp Mortgage Securities, Inc.                              Series 1993-8
Citicorp Mortgage Securities, Inc.                              Series 1993-9
Citicorp Mortgage Securities, Inc.                              Series 1993-10
Citicorp Mortgage Securities, Inc.                              Series 1993-11
Citicorp Mortgage Securities, Inc.                              Series 1993-12
Citicorp Mortgage Securities, Inc.                              Series 1993-13
Citicorp Mortgage Securities, Inc.                              Series 1993-14

Citicorp Mortgage Securities, Inc.                              Series 1994-1
Citicorp Mortgage Securities, Inc.                              Series 1994-2
Citicorp Mortgage Securities, Inc.                              Series 1994-3
Citicorp Mortgage Securities, Inc.                              Series 1994-4
Citicorp Mortgage Securities, Inc.                              Series 1994-5
Citicorp Mortgage Securities, Inc.                              Series 1994-6
Citicorp Mortgage Securities, Inc.                              Series 1994-7
Citicorp Mortgage Securities, Inc.                              Series 1994-8
Citicorp Mortgage Securities, Inc.                              Series 1994-9
Citicorp Mortgage Securities, Inc.                              Series 1994-10

                                                                Exhibit I Cont.

Citicorp Mortgage Securities, Inc.                              Series 1994-11
Citicorp Mortgage Securities, Inc.                              Series 1994-12
Citicorp Mortgage Securities, Inc.                              Series 1994-13

Citicorp Mortgage Securities, Inc.                              Series 1995-1
Citicorp Mortgage Securities, Inc.                              Series 1995-2
Citicorp Mortgage Securities, Inc.                              Series 1995-3

Citicorp Mortgage Securities, Inc.                              Series 1996-1

Citicorp Mortgage Securities, Inc.                              Series 1997-1
Citicorp Mortgage Securities, Inc.                              Series 1997-2
Citicorp Mortgage Securities, Inc.                              Series 1997-3
Citicorp Mortgage Securities, Inc.                              Series 1997-4
Citicorp Mortgage Securities, Inc.                              Series 1997-5
Citicorp Mortgage Securities, Inc.                              Series 1997-6
Citicorp Mortgage Securities, Inc.                              Series 1997-7

Citicorp Mortgage Securities, Inc.                              Series 1998-1
Citicorp Mortgage Securities, Inc.                              Series 1998-2
Citicorp Mortgage Securities, Inc.                              Series 1998-3
Citicorp Mortgage Securities, Inc.                              Series 1998-4
Citicorp Mortgage Securities, Inc.                              Series 1998-5
Citicorp Mortgage Securities, Inc.                              Series 1998-6
Citicorp Mortgage Securities, Inc.                              Series 1998-7
Citicorp Mortgage Securities, Inc.                              Series 1998-8
Citicorp Mortgage Securities, Inc.                              Series 1998-9
Citicorp Mortgage Securities, Inc.                              Series 1998-10

Citicorp Mortgage Securities, Inc.                              Series 1999-1
Citicorp Mortgage Securities, Inc.                              Series 1999-2
Citicorp Mortgage Securities, Inc.                              Series 1999-3
Citicorp Mortgage Securities, Inc.                              Series 1999-4
Citicorp Mortgage Securities, Inc.                              Series 1999-5
Citicorp Mortgage Securities, Inc.                              Series 1999-6
Citicorp Mortgage Securities, Inc.                              Series 1999-7
Citicorp Mortgage Securities, Inc.                              Series 1999-8